Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2021 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, NY, May 10, 2021 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended March 31, 2021. Additionally, the Company announced that its board of directors has declared a distribution of $0.355 per share with respect to the quarter ending June 30, 2021. The distribution will be payable on July 2, 2021 to stockholders of record as of June 18, 2021.

First Quarter 2021 Summary Highlights

•	Net Asset Value of $314.3 million, or $15.27 per share
•	Investment portfolio(1) totaling $617.0 million
•	STRS JV investment portfolio totaling $185.7 million
•	Gross investment deployments(2) of $57.7 million for the first quarter, including new originations of $45.9 million and $11.8 million of fundings for add-ons to existing investments
•	Net investment income of $7.6 million, or $0.370 per share
•	Core net investment income(3) of $7.7 million, or $0.375 per share
•	First quarter distribution of $0.355 per share

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $55.4 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “We had a very active quarter in what is usually a seasonally slow period for transaction activities, successfully originating 5 first lien loans while having 10 complete realizations. This increased our allocation to first-lien senior secured loans to comprise 97 percent of our debt portfolio. Our leverage ratio decreased from the prior quarter-end due to the large realization volume, yet still within the preferrable range of above 1.0x. With the robust pipeline ahead in Q2, we hope to reach our target leverage again in a short amount of time with a strong portfolio under the current improving economic backdrop. We will remain prudent and stay true to our longstanding principles, which we believe drive our goal of enhancing shareholder value.”

Portfolio and Investment Activity

As of March 31, 2021, the fair value of WhiteHorse Finance’s investment portfolio was $617.0 million, compared with $690.7 million as of December 31, 2020. The portfolio at March 31, 2021 consisted of 90 positions across 62 companies with a weighted average effective yield of 9.6% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV) was $7.1 million with the overall portfolio comprised of approximately 84.7% first lien secured loans, 2.4% second lien secured loans, 3.9% equity and 9.0% in investments in STRS JV. Almost all loans were substantially variable-rate investments (primarily indexed to the London Interbank Offered Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended March 31, 2021, WhiteHorse Finance made investments in five new portfolio companies totaling $45.9 million and added a total of $11.8 million to seven existing portfolio companies. Proceeds from sales and repayments totaled approximately $110.2 million for the quarter ended March 31, 2021, driven by ten full realizations including AG Kings Holdings Inc., Atlas Intermediate Holdings LLC, Oasis Legal Finance and Ribbon Communications Operating Company, Inc.

In addition to the transactions above, during the three months ended March 31, 2021, WhiteHorse Finance transferred assets comprised of four new portfolio companies totaling $28.9 million to STRS JV in exchange for a net investment in STRS JV of $4.3 million as well as cash proceeds of $24.6 million.

WHF STRS Ohio Senior Loan Fund LLC

As of March 31, 2021, STRS JV’s portfolio totaled $185.7 million, consisted of 22 portfolio companies and had a weighted average effective yield of 8.1% on its portfolio.

Results of Operations

For the three months ended March 31, 2021, the Company’s net investment income was approximately $7.6 million, compared with approximately $6.1 million for the same periods in the prior year, representing an increase of approximately 24.6%. The increase in net investment income for the year-over-year period was primarily attributable to higher accelerated accretion income recognized due to higher repayment activity and higher investment income generated from the Company’s investment in STRS JV, partially offset by higher incentive fees accrued for the quarter ended March 31, 2021. At March 31, 2021, the Company’s investment in STRS JV was generating an annualized, gross investment yield of approximately 14.8%.

For the three months ended March 31, 2021, core net investment income (as defined above) was $7.7 million, compared with $5.5 million for the same period in the prior year, representing an increase of approximately 40.0%.

For the three months ended March 31, 2021, WhiteHorse Finance reported net realized and unrealized gains on investments and foreign currency transactions of $0.6 million. This compares with a net realized and unrealized loss on investments and foreign currency transactions of $27.1 million for the three months ended March 31, 2020. The increase for the year-over-year period was primarily attributable to unrealized gains generated on markups in the portfolio as a result of overall market stability and price recovery from the COVID-19 pandemic, in addition to realized gains generated from sales in AG Kings Holdings Inc. and Vero Parent, Inc.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $8.2 million for the three months ended March 31, 2021, which compares with a net decrease of $21.0 million for the three months ended March 31, 2020.

WhiteHorse Finance’s net asset value was $314.3 million, or $15.27 per share, as of March 31, 2021, as compared with $312.9 million, or $15.23 per share, as of December 31, 2020.

Liquidity and Capital Resources

As of March 31, 2021, WhiteHorse Finance had cash and cash equivalents of $24.5 million, as compared with $15.9 million as of December 31, 2020, inclusive of restricted cash. As of March 31, 2021, the Company also had $70.4 million of undrawn capacity under its revolving credit facility.

Distributions

The Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending June 30, 2021. The distribution will be payable on July 2, 2021 to stockholders of record as of June 18, 2021.

On March 2, 2021, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2021, consistent with distributions declared for the thirty-fourth consecutive quarter since the Company’s initial public offering. The distribution was paid on April 5, 2021 to stockholders of record as of March 26, 2021.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results at 1:00 p.m. ET on Monday, May 10, 2021. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #4287043. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through May 24, 2021. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #4287043. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $44 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses nor did the Company incur any costs with refinancing any of its indebtedness for the quarters ended March 31, 2021 and March 31, 2020.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended March 31, 2021 and March 31, 2020 (in thousands, except per share data):

	March 31, 2021		March 31, 2020
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$7,600	$0.370	$6,102	$0.297
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	114	0.005	(626)	(0.030)
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$7,714	$0.375	$5,476	$0.267

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2021	December 31, 2020
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$546,264	$623,777
Non-controlled affiliate company investments	15,283	15,717
Controlled affiliate company investments	55,440	51,241
Total investments, at fair value (amortized cost $629,210 and $695,429, respectively)	616,987	690,735
Cash and cash equivalents	7,701	8,062
Restricted cash and cash equivalents	16,342	7,549
Restricted foreign currency (cost of $411 and $319, respectively)	431	333
Interest and dividend receivable	7,347	6,532
Amounts receivable on unsettled investment transactions	18,619	4,717
Escrow receivable	1,939	-
Receivable for common stock sold	8	-
Prepaid expenses and other receivables	1,132	1,061
Total assets	$670,506	$718,989

Liabilities
Debt	$334,507	$384,880
Distributions payable	7,307	7,294
Management fees payable	3,344	3,354
Incentive fees payable	6,493	6,117
Amounts payable on unsettled investment transactions	-	497
Interest payable	2,249	1,870
Accounts payable and accrued expenses	1,899	1,708
Unrealized depreciation on foreign currency forward contracts	1	-
Advances received from unfunded credit facilities	357	372
Total liabilities	356,157	406,092

Commitments and contingencies

Net assets
Common stock, 20,583,835 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	21	21
Paid-in capital in excess of par	300,592	300,002
Accumulated earnings	13,736	12,874
Total net assets	314,349	312,897
Total liabilities and total net assets	$670,506	$718,989

Number of shares outstanding	20,583,835	20,546,032
Net asset value per share	$15.27	$15.23

 WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2021	2020
Investment income
From non-controlled/non-affiliate company investments
Interest income	$14,812	$13,140
Fee income	771	291
Dividend income	44	49
From non-controlled affiliate company investments
Dividend income	250	275
From controlled affiliate company investments
Interest income	719	625
Dividend income	1,374	153
Total investment income	17,970	14,533

Expenses
Interest expense	3,802	3,668
Base management fees	3,344	3,092
Performance-based incentive fees	2,042	441
Administrative service fees	171	171
General and administrative expenses	821	881
Total expenses	10,180	8,253
Net investment income before excise tax	7,790	6,280
Excise tax	190	178
Net investment income after excise tax	7,600	6,102

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	8,160	510
Non-controlled affiliate company investments	-	-
Foreign currency transactions	1	(3)
Foreign currency forward contracts	-	6
Net realized gains (losses)	8,161	513
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(6,975)	(22,196)
Non-controlled affiliate company investments	(434)	(2,001)
Controlled affiliate company investments	(120)	(3,953)
Translation of assets and liabilities in foreign currencies	(62)	580
Foreign currency forward contracts	(1)	(1)
Net change in unrealized appreciation (depreciation)	(7,592)	(27,571)
Net realized and unrealized losses on investments	569	(27,058)
Net increase (decrease) in net assets resulting from operations	$8,169	$(20,956)

Per Common Share Data
Basic and diluted earnings (loss) per common share	$0.40	$(1.01)
Dividends and distributions declared per common share	$0.36	$0.36
Basic and diluted weighted average common shares outstanding	20,551,565	20,546,032

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
SmartSign Holdings LLC
First Lien Secured Term Loan	L+ 7.50%	8.50%	08/21/20	10/11/24	7,724	$7,593	$7,724	2.46%
	(1.00% Floor)
Air Freight & Logistics
Access USA Shipping, LLC
First Lien Secured Term Loan	L+ 8.00%	9.50%	02/08/19	02/08/24	5,286	5,241	5,286	1.68
	(1.50% Floor)
Application Software
Connexity, Inc.
First Lien Secured Term Loan	L+ 8.50%	10.00%	05/21/20	05/21/25	10,794	10,486	10,794	3.43
	(1.50% Floor)
Newscycle Solutions, Inc.
First Lien Secured Term Loan	L+ 7.00%	8.00%	06/14/19	12/29/22	3,237	3,205	3,185	1.01
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 7.00%	8.00%	06/14/19	12/29/22	145	143	141	0.04
	(1.00% Floor)
TaxSlayer LLC
First Lien Secured Term Loan	L+ 6.50%	7.50%	12/31/20	12/31/26	6,796	6,666	6,666	2.12
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.50%	7.50%	12/31/20	12/31/26	-	-	-	-
	(1.00% Floor)
					20,972	20,500	20,786	6.60
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(12)	Base rate+ 7.99%	9.01%	02/26/18	02/23/23	16,007	15,870	15,650	4.98
	(1.00% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

Building Products
Drew Foam Companies Inc
First Lien Secured Term Loan	L+ 6.50%	7.50%	12/15/20	11/05/25	7,261	7,124	7,127	2.27
	(1.00% Floor)
LHS Borrower, LLC
First Lien Secured Term Loan	L+ 6.75%	7.75%	09/30/20	09/30/25	9,689	9,493	9,550	3.04
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.75%	7.75%	09/30/20	09/30/25	131	128	131	0.04
	(1.00% Floor)				17,081	16,745	16,808	5.35
Cable & Satellite
Bulk Midco, LLC
First Lien Secured Term Loan(15)	L+ 7.34%	8.34%	06/08/18	06/08/23	15,000	14,902	14,250	4.53
	(1.00% Floor)
Construction & Engineering
SFP Holding, Inc.
First Lien Secured Delayed Draw Loan(7)	L+ 6.25%	7.25%	01/25/21	01/24/25	1,054	1,039	1,050	0.33
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.25%	7.25%	02/22/21	09/01/23	-	-	1	-
	(1.00% Floor)
Tensar Corp.
First Lien Secured Term Loan	L+ 6.75%	7.75%	11/20/20	08/20/25	6,983	6,821	6,918	2.20
	(1.00% Floor)
					8,037	7,860	7,969	2.53
Construction Materials
Claridge Products and Equipment, LLC
First Lien Secured Term Loan	L+ 6.50%	7.50%	12/30/20	12/29/25	7,980	7,828	7,828	2.49
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.50%	7.50%	12/30/20	12/29/25	-	-	-	-
	(1.00% Floor)				7,980	7,828	7,828	2.49
Consumer Finance
Maxitransfers Blocker Corp
First Lien Secured Term Loan	L+ 9.00%	10.00%	10/07/20	10/07/25	8,813	8,624	8,725	2.78
	(1.00% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

First Lien Secured Revolving Loan(4)(7)	L+ 9.00%	10.00%		10/07/20	10/07/25	-	-	12	-
	(1.00% Floor)					8,813	8,624	8,737	2.78

Data Processing & Outsourced Services
Escalon Services Inc
First Lien Secured Term Loan	L+13.50%	14.50%		12/04/20	12/04/25	8,014	7,346	7,379	2.35
	(1.00% Floor)	(1.50	%PIK)
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25%	9.25%		12/23/16	06/07/24	24,467	24,238	24,224	7.71
	(1.00% Floor)
Geo Logic Systems Ltd. (5)
First Lien Secured Term Loan(13)	C +6.50%	7.50%		12/19/19	12/19/24	6,666	5,009	5,198	1.65
	(1.00% Floor)
First Lien Secured Revolving Loan (7)(13)	C +6.50%	7.50%		12/19/19	12/19/24	-	-	(2)	-
	(1.00% Floor)					39,147	36,593	36,799	11.71
Department Stores
Mills Fleet Farm Group, LLC
First Lien Secured Term Loan	L+ 6.00%	7.00%		10/24/18	10/24/24	13,543	13,303	13,408	4.27
	(1.00% Floor)
Distributors
Crown Brands, LLC
Second Lien Secured Term Loan(19)	L+ 10.50%	12.00%		12/15/20	01/08/26	4,453	4,353	3,562	1.13
	(1.50% Floor)
Second Lien Secured Delayed Draw Loan(19)	L+ 10.50%	12.00%		12/15/20	01/08/26	661	660	528	0.17
	(1.50% Floor)					5,114	5,013	4,090	1.30

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

Diversified Chemicals
Sklar Holdings, Inc.
First Lien Secured Term Loan	L+ 7.75%	8.75%	11/13/19	05/13/23	7,473	$7,346	$7,473	2.38%
	(1.00% Floor)

Diversified Support Services
NNA Services, LLC
First Lien Secured Term Loan	L+ 7.00%	8.50%	10/16/18	10/16/23	13,263	13,105	13,263	4.22
	(1.50% Floor)
Education Services
EducationDynamics, LLC
First Lien Secured Term Loan	L+ 7.75%	8.75%	11/26/19	11/26/24	12,796	12,602	12,789	4.07
	(1.00% Floor)
Health Care Facilities
Epiphany Dermatology
First Lien Secured Term Loan	L+ 7.50%	8.50%	12/04/20	06/22/23	3,491	3,415	3,456	1.10
	(1.00% Floor)
First Lien Secured Revolving Loan (7)	L+ 7.50%	8.50%	12/04/20	06/22/23	-	-	5	-
	(1.00% Floor)
First Lien Secured Delayed Draw Loan (7)	L+ 7.50%	8.50%	12/04/20	06/22/23	-	-	36	0.01
	(1.00% Floor)
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan A (8)	L+ 9.00%	9.22%	05/15/19	04/30/19	3,855	3,855	2,147	0.68

First Lien Secured Term Loan B(8)	L+ 9.00%	10.50%	02/01/13	04/30/19	13,511	13,511	7,526	2.39
	(1.50% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

Second Lien Secured Term Loan(8)	N/A	15.75%		02/01/13	07/31/18	1,028	1,024	-	-
		(2.00	%PIK)			21,885	21,805	13,170	4.18
Health Care Services
CHS Therapy, LLC
First Lien Secured Term Loan A	L+ 8.50%	10.00%		06/14/19	06/14/24	7,374	7,284	7,374	2.35
	(1.50% Floor)
First Lien Secured Term Loan C	L+ 8.50%	10.00%		10/07/20	06/14/24	906	891	906	0.29
	(1.50% Floor)
DCA Investment Holding, LLC
First Lien Secured Term Loan	L+ 6.25%	7.00%		03/11/21	03/12/27	7,060	6,955	6,955	2.21
	(0.75% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.25%	L+ 7.00%		03/11/21	03/12/27	-	-	(13)	-
	(0.75% Floor)
Ivy Rehab Holdings LLC
First Lien Secured Term Loan	L+ 6.75%	7.75%		12/04/20	12/04/24	8,833	8,671	8,768	2.79
	(1.00% Floor)
First Lien Secured Revolving Loan (7)	L+ 6.75%	7.75%		12/04/20	12/04/24	-	-	6	-
	(1.00% Floor)
First Lien Secured Delayed Draw Loan (7)	L+ 6.75%	7.75%		12/04/20	12/04/24	155	152	170	0.05
	(1.00% Floor)
Lab Logistics, LLC
First Lien Secured Term Loan	L+ 7.25%	8.25%		10/16/19	11/19/25	1,164	1,141	1,151	0.37
	(1.00% Floor)
First Lien Secured Delayed Draw Loan	L+ 7.25%	8.25%		10/16/19	09/25/23	5,223	5,198	5,223	1.66
	(1.00% Floor)
PG Dental New Jersey Parent, LLC
First Lien Secured Term Loan	L+ 7.75%	8.75%		11/25/20	11/25/25	16,130	15,792	15,830	5.04
	(1.00% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

First Lien Secured Revolving Loan (7)	L+ 7.75%	8.75%	11/25/20	11/25/25	-	-	3	-
	(1.00% Floor)				46,845	46,084	46,373	14.76
Home Furnishings
Sure Fit Home Products, LLC
First Lien Secured Term Loan(8)	L+ 9.75%	10.75%	10/26/18	07/13/22	5,243	5,111	4,672	1.49
	(1.00% Floor)
Interactive Media & Services
What If Media Group, LLC
First Lien Secured Term Loan	L+ 7.00%	8.00%	10/02/19	10/02/24	17,561	17,285	17,461	5.55
	(1.00% Floor)
Internet & Direct Marketing Retail
BBQ Buyer, LLC
First Lien Secured Term Loan	L+ 8.00%	9.50%	08/28/20	08/28/25	12,698	12,412	12,753	4.06
	(1.50% Floor)
Clarus Commerce, LLC
First Lien Secured Term Loan	L+ 6.50%	7.50%	03/05/21	07/01/25	1,917	1,879	1,879	0.60
	(1.00% Floor)
Luxury Brand Holdings, Inc.
First Lien Secured Term Loan	L+ 7.00%	8.00%	12/04/20	06/04/26	5,985	5,872	5,926	1.89
	(1.00% Floor)
Potpourri Group, Inc.
First Lien Secured Term Loan	L+ 8.25%	9.75%	07/03/19	07/03/24	18,270	18,003	18,271	5.81
	(1.50% Floor)				38,870	38,166	38,829	12.36
Investment Banking & Brokerage
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien Secured Term Loan	L+ 7.75%	8.75%	02/28/19	02/28/24	13,381	13,303	13,381	4.26
	(1.00% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 8.00%	9.00%		01/10/17	01/10/23	4,004	3,977	4,004	1.27
	(1.00% Floor)	(1.00	%PIK)
Core BTS, Inc.
First Lien Secured Term Loan	L+ 6.75%	8.25%		02/01/21	08/30/25	3,333	3,269	3,269	1.04
	(1.50% Floor)
First Lien Secured Delayed Draw Loan (7)	L+ 6.75%	8.25%		02/01/21	08/30/25	-	-	(16)	-
	(1.50% Floor)					7,337	7,246	7,257	2.31
Leisure Facilities
Honors Holdings, LLC
First Lien Secured Term Loan (16)	L+ 8.48%	9.48%		09/06/19	09/06/24	9,651	9,502	8,878	2.82
	(1.00% Floor)	(1.00	%PIK)
First Lien Secured Delayed Draw Loan(16)	L+ 8.11%	9.11%		09/06/19	09/06/24	4,750	4,704	4,370	1.39
	(1.00% Floor)	(1.00	%PIK)
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.)
First Lien Secured Term Loan A	L+ 7.50%	8.50%		06/29/20	06/29/25	5,659	5,585	5,572	1.77
	(1.00% Floor)
First Lien Secured Term Loan B	N/A	9.50%		06/29/20	06/29/25	1,191	1,167	1,160	0.37
		(9.50	%PIK)
First Lien Secured Term Loan C (9)	N/A	9.50%		06/29/20	NA	1,268	1,265	1,264	0.40
		(9.50	%PIK)			22,519	22,223	21,244	6.75

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

Office Services & Supplies
Empire Office, Inc.
First Lien Secured Term Loan	L+ 6.75%	8.25%		04/12/19	04/12/24	10,577	$10,449	$10,341	3.29%
	(1.50% Floor)
Packaged Foods & Meats
Lenny & Larry's, LLC
First Lien Secured Term Loan(17)	L+ 8.41%	9.41%		05/15/18	05/15/23	10,997	10,907	10,513	3.34
	(1.00% Floor)	(1.72	%PIK)
Personal Products
Inspired Beauty Brands, Inc.
First Lien Secured Term Loan	L+ 7.00%	8.00%		12/30/20	12/31/25	12,547	12,308	12,308	3.92
	(1.00% Floor)
First Lien Secured Revolving Loan (7)	L+ 7.00%	8.00%		12/30/20	12/31/25	-	-	-	-
	(1.00% Floor)					12,547	12,308	12,308	3.92
Property & Casualty Insurance
Policy Services Company, LLC (5)
First Lien Secured Term Loan	L+ 6.00%	7.00%		03/06/20	05/31/24	6,224	5,990	6,100	1.94
	(1.00% Floor)
Research & Consulting Services
Comniscient Technologies LLC
First Lien Secured Term Loan	L+ 7.50%	8.50%		10/13/20	10/13/25	6,945	6,819	6,945	2.21
	(1.00% Floor)
First Lien Secured Revolving Loan (7)	L+ 7.50%	8.50%		10/13/20	10/13/25	-	-	7	-
	(1.00% Floor)
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 9.25%	10.25%		01/09/18	01/09/23	10,972	10,875	10,862	3.46
	(1.00% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

ALM Media, LLC
First Lien Secured Term Loan	L+ 7.00%	8.00%		11/25/19	11/25/24	14,766	14,550	14,323	4.56
	(1.00% Floor)					32,683	32,244	32,137	10.23
Restaurants
LS GFG Holdings Inc.
First Lien Secured Term Loan	L+ 8.00%	9.00%		11/30/18	11/19/25	10,879	10,147	10,227	3.25
	(1.00% Floor)	(2.00	%PIK)
Specialized Consumer Services
True Blue Car Wash, LLC
First Lien Secured Term Loan	L+ 7.12%	8.12%		10/17/19	10/17/24	4,321	4,259	4,321	1.37
	(1.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 7.12%	8.12%		10/17/19	10/17/24	2,002	1,985	2,017	0.64
	(1.00% Floor)					6,323	6,244	6,338	2.01
Specialized Finance
Golden Pear Funding Assetco, LLC(5)
Second Lien Secured Term Loan	L+ 10.50%	11.50%		09/20/18	03/20/24	10,938	10,819	10,938	3.48
	(1.00% Floor)
WHF STRS Ohio Senior Loan Fund LLC
Subordinated Note(4)(5)(7)(9)(14)	L+ 6.50%	6.61%		07/19/19	N/A	44,529	44,529	44,529	14.17
						55,467	55,348	55,467	17.65
Specialty Chemicals
Flexitallic Group SAS
First Lien Secured Term Loan	L+ 6.50%	7.50%		10/28/19	10/29/26	11,603	11,370	10,802	3.44
	(1.00% Floor)
Systems Software
Arcstor Midco, LLC
First Lien Secured Term Loan	L+ 7.00%	8.00%		03/16/21	03/16/27	19,500	19,113	19,112	6.08
	(1.00% Floor)

IDIG Parent LLC
First Lien Secured Term Loan	L+ 6.50%	7.50%		02/17/21	12/15/26	8,547	8,466	8,466	2.69
	(1.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.50%	7.50%		02/17/21	12/15/26	-	-	-	-
	(1.00% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

First Lien Secured Revolving Loan (7)	L+ 6.50%	7.50%	02/17/21	12/15/26	-	-	-	-
	(1.00% Floor)				28,047	27,579	27,578	8.77
Technology Hardware, Storage & Peripherals
Source Code Midco, LLC
First Lien Secured Term Loan	L+ 8.25%	9.25%	05/04/18	05/04/23	22,010	21,745	22,010	7.00
	(1.00% Floor)
Telestream Holdings Corporation
First Lien Secured Term Loan	L+ 8.75%	9.75%	10/15/20	10/15/25	15,193	14,751	14,903	4.74
	(1.00% Floor)
First Lien Secured Revolving Loan (7)	L+ 8.75%	9.75%	10/15/20	10/15/25	-	-	14	-
	(1.00% Floor)				37,203	36,496	36,927	11.74
Trading Companies & Distributors
LINC Systems, LLC
First Lien Secured Term Loan	L+ 6.50%	7.50%	02/24/21	02/24/26	8,355	8,191	8,191	2.61
	(1.00% Floor)
First Lien Secured Revolving Loan (7)	L+ 6.50%	7.50%	02/24/21	02/24/26	-	-	-	-
	(1.00% Floor)				8,355	8,191	8,191	2.61

Total Debt Investments					602,782	591,621	582,176	185.20

Equity Investments
Data Processing & Outsourced Services
Escalon Services Inc Warrants(4)	N/A	N/A	12/04/20	N/A	709	476	475	0.15
Diversified Support Services
Quest Events, LLC Preferred Units(4)	N/A	N/A	12/28/18	12/08/25	317	317	-	-
ImageOne Industries, LLC Common A Units(4)	N/A	N/A	09/20/19	N/A	225	-	164	0.05
						317	164	0.05
Health Care Services
Lab Logistics Preferred Units (4)	N/A	N/A	10/29/19	N/A	2	857	857	0.27

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

Internet & Direct Marketing Retail
BBQ Buyer, LLC Shares(4)	N/A	N/A	08/28/20	N/A	1,100	1,100	2,200	0.70
Ross-Simons Topco, LP Preferred Units(4)	N/A	N/A	12/04/20	N/A	600	600	600	0.19
						1,700	2,800	0.89
Investment Banking & Brokerage
Arcole Holding Corp. Shares (4)(5)(6)(18)	N/A	N/A	10/01/20	N/A	-	6,944	5,713	1.82
IT Consulting & Other Services
Keras Holdings, LLC Shares(4)	N/A	N/A	12/31/20	N/A	496	496	496	0.16
Leisure Facilities
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.) Class A Common Stock(4)	N/A	N/A	06/29/20	N/A	2	1,955	237	0.08
Lift Brands, Inc. (aka Snap Fitness Holdings, Inc.) Warrants(4)	N/A	N/A	06/29/20	06/28/28	1	793	96	0.03
						2,748	333	0.11
Other Diversified Financial Services
SFS Global Holding Company Warrants(4)	N/A	N/A	06/28/18	12/28/25	-	-	-	-
Sigue Corporation Warrants(4)	N/A	N/A	06/28/18	12/28/25	22	2,890	3,492	1.11
						2,890	3,492	1.11
Specialized Finance
NMFC Senior Loan Program I LLC Units (4)(5)(6)	N/A	N/A	06/10/14	08/31/22	10,000	10,029	9,570	3.04
WHF STRS Ohio Senior Loan Fund LLC Interests (4)(5)(7)(14)	N/A	N/A	07/19/19	N/A	11,132	11,132	10,911	3.47
						21,161	20,481	6.51

Total Equity Investments						37,589	34,811	11.07

Total Investments						$629,210	$616,987	196.27%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2021

(in thousands)

Forward Currency Contracts

	Currency to be			Currency to be			Unrealized	Unrealized
Counterparty	sold			purchased		Settlement date	appreciation ($)	depreciation ($)
Morgan Stanley	C$	105	CAD	$83	USD	04/28/2021	$-	$(1)
							$-	$(1)

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Canadian Dollar Offered Rate (“CDOR” or “C”) or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 0.1%, 0.2% and 0.2%, respectively, as of March 31, 2021. The Prime was 3.25% as of March 31, 2021. The CDOR was 0.4% as of March 31, 2021.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 86% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of March 31, 2021.

(8)	The investment is on non-accrual status.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 196% of the Company’s net assets or 92% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is denominated in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create STRS JV, a joint venture, which invests primarily in senior secured first and second lien term loans.

(15)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

or

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

or

Sean Silva

Prosek Partners

646-818-9122

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.